SUB-ITEM 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

      This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

      For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

      For the Contractual Limits (listed in Exhibits A -- D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A -- D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

      For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

      For the Voluntary Limits (listed in Exhibits A -- D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

      It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

      IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

        AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
        AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
        AIM FUNDS GROUP (INVESCO FUNDS GROUP)
        AIM GROWTH SERIES (INVESCO GROWTH SERIES)
        AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
        AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
        AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
        INVESCO CALIFORNIA MUNICIPAL SECURITIES
        INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
        INVESCO HIGH YIELD INVESTMENTS FUND, INC.
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
        INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
        INVESCO MUNICIPAL PREMIUM INCOME TRUST
        INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
        INVESCO QUALITY MUNICIPAL INCOME TRUST
        INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
        INVESCO QUALITY MUNICIPAL SECURITIES
        INVESCO VALUE MUNICIPAL BOND TRUST
        INVESCO VALUE MUNICIPAL INCOME TRUST
        INVESCO VALUE MUNICIPAL SECURITIES
        INVESCO VALUE MUNICIPAL TRUST
        SHORT-TERM INVESTMENTS TRUST
        on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

        By:    /s/ John M. Zerr
               --------------------------------
        Title: Senior Vice President

        Invesco Advisers, Inc.

        By:    /s/ John M. Zerr
               --------------------------------
        Title: Senior Vice President
                                                            as of April 30, 2012

                         EXHIBIT "A" -- RETAIL FUNDS(1)

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco California Tax-Free Income Fund
           Class A Shares                   Contractual      0.85%           February 12, 2010          June 30, 2012
           Class B Shares                   Contractual      1.35%           February 12, 2010          June 30, 2012
           Class C Shares                   Contractual      1.35%           February 12, 2010          June 30, 2012
           Class Y Shares                   Contractual      0.60%           February 12, 2010          June 30, 2012

Invesco Core Plus Bond Fund
           Class A Shares                   Contractual      0.75%              June 6, 2011            June 30, 2013
           Class B Shares                   Contractual      1.50%              June 6, 2011            June 30, 2013
           Class C Shares                   Contractual      1.50%              June 6, 2011            June 30, 2013
           Class R Shares                   Contractual      1.00%              June 6, 2011            June 30, 2013
           Class Y Shares                   Contractual      0.50%              June 6, 2011            June 30, 2013
           Institutional Class Shares       Contractual      0.50%              June 6, 2011            June 30, 2013

Invesco Equally-Weighted S&P 500 Fund
           Class A Shares                   Contractual      0.75%           February 12, 2010          June 30, 2012
           Class B Shares                   Contractual      1.50%           February 12, 2010          June 30, 2012
           Class C Shares                   Contractual      1.50%           February 12, 2010          June 30, 2012
           Class R Shares                   Contractual      1.00%           February 12, 2010          June 30, 2012
           Class Y Shares                   Contractual      0.50%           February 12, 2010          June 30, 2012

Invesco Floating Rate Fund
           Class A Shares                   Contractual      1.50%             April 14, 2006         December 31, 2012
           Class C Shares                   Contractual      2.00%             April 14, 2006         December 31, 2012
           Class R Shares                   Contractual      1.75%             April 14, 2006         December 31, 2012
           Class Y Shares                   Contractual      1.25%            October 3, 2008         December 31, 2012
           Institutional Class Shares       Contractual      1.25%             April 14, 2006         December 31, 2012

Invesco S&P 500 Index Fund
           Class A Shares                   Contractual      0.65%           February 12, 2010          June 30, 2012
           Class B Shares                   Contractual      1.40%           February 12, 2010          June 30, 2012
           Class C Shares                   Contractual      1.40%           February 12, 2010          June 30, 2012
           Class Y Shares                   Contractual      0.40%           February 12, 2010          June 30, 2012

Invesco Global Real Estate Income Fund
           Class A Shares                   Contractual      2.00%              July 1, 2009          December 31, 2012
           Class B Shares                   Contractual      2.75%              July 1, 2009          December 31, 2012
           Class C Shares                   Contractual      2.75%              July 1, 2009          December 31, 2012
           Class Y Shares                   Contractual      1.75%              July 1, 2009          December 31, 2012
           Institutional Class Shares       Contractual      1.75%              July 1, 2009          December 31, 2012

Invesco U.S. Quantitative Core Fund
           Class A Shares                   Contractual      1.00%              July 1, 2009            June 30, 2012
           Class B Shares                   Contractual      1.75%              July 1, 2009            June 30, 2012
           Class C Shares                   Contractual      1.75%              July 1, 2009            June 30, 2012
           Class R Shares                   Contractual      1.25%              July 1, 2009            June 30, 2012
           Class Y Shares                   Contractual      0.75%              July 1, 2009            June 30, 2012
           Investor Class Shares            Contractual      1.00%              July 1, 2009            June 30, 2012
           Institutional Class Shares       Contractual      0.75%              July 1, 2009            June 30, 2012

Invesco Van Kampen American Franchise Fund
           Class A Shares                   Contractual      1.05%              May 23, 2011            June 30, 2013
           Class B Shares                   Contractual      1.22%(8)           May 23, 2011            June 30, 2013
           Class C Shares                   Contractual      1.80%              May 23, 2011            June 30, 2013
           Class R Shares                   Contractual      1.30%              May 23, 2011            June 30, 2013
           Class Y Shares                   Contractual      0.80%              May 23, 2011            June 30, 2013
           Institutional Class Shares       Contractual      0.80%              May 23, 2011            June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Van Kampen Equity and Income Fund
           Class A Shares                   Contractual      0.82%           February 12, 2010          June 30, 2012
           Class B Shares                   Contractual      0.95%(8)        February 12, 2010          June 30, 2012
           Class C Shares                   Contractual      1.57%           February 12, 2010          June 30, 2012
           Class R Shares                   Contractual      1.07%           February 12, 2010          June 30, 2012
           Class Y Shares                   Contractual      0.57%           February 12, 2010          June 30, 2012
           Institutional Class Shares       Contractual      0.57%           February 12, 2010          June 30, 2012

Invesco Van Kampen Growth and Income Fund
           Class A Shares                   Contractual      0.88%           February 12, 2010          June 30, 2012
           Class B Shares                   Contractual      1.63%           February 12, 2010          June 30, 2012
           Class C Shares                   Contractual      1.63%           February 12, 2010          June 30, 2012
           Class R Shares                   Contractual      1.13%           February 12, 2010          June 30, 2012
           Class Y Shares                   Contractual      0.63%           February 12, 2010          June 30, 2012
           Institutional Class Shares       Contractual      0.63%           February 12, 2010          June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free
Income Fund
           Class A Shares                   Contractual      1.13%           February 12, 2010          June 30, 2012
           Class B Shares                   Contractual      1.88%           February 12, 2010          June 30, 2012
           Class C Shares                   Contractual      1.88%           February 12, 2010          June 30, 2012
           Class Y Shares                   Contractual      0.88%           February 12, 2010          June 30, 2012

Invesco Van Kampen Small Cap Growth Fund
           Class A Shares                   Contractual      1.38%           February 12, 2010          June 30, 2012
           Class B Shares                   Contractual      2.13%           February 12, 2010          June 30, 2012
           Class C Shares                   Contractual      2.13%           February 12, 2010          June 30, 2012
           Class Y Shares                   Contractual      1.13%           February 12, 2010          June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Capital Development Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          February 28, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009          February 28, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009          February 28, 2013
           Investor Class Shares            Contractual      2.00%             July 1, 2009          February 28, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          February 28, 2013

Invesco Charter Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          February 28, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009          February 28, 2013
           Class S Shares                   Contractual      1.90%          September 25, 2009       February 28, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009          February 28, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          February 28, 2013

Invesco Constellation Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          February 28, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009          February 28, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009          February 28, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/    EXPENSE         EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  --------------------
Invesco Disciplined Equity Fund
           Class Y Shares                   Contractual      1.75%            July 14, 2009          February 28, 2013

Invesco Diversified Dividend Fund
           Class A Shares                   Contractual      0.95%            July 18, 2011            June 30, 2013
           Class B Shares                   Contractual      1.70%            July 18, 2011            June 30, 2013
           Class C Shares                   Contractual      1.70%            July 18, 2011            June 30, 2013
           Class R Shares                   Contractual      1.20%            July 18, 2011            June 30, 2013
           Class Y Shares                   Contractual      0.70%            July 18, 2011            June 30, 2013
           Investor Class Shares            Contractual      0.95%            July 18, 2011            June 30, 2013
           Institutional Class Shares       Contractual      0.70%            July 18, 2011            June 30, 2013

Invesco Summit Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          February 28, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009          February 28, 2013
           Class P Shares                   Contractual      1.85%             July 1, 2009          February 28, 2013
           Class S Shares                   Contractual      1.90%          September 25, 2009       February 28, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009          February 28, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          February 28, 2013

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF           EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT                DATE
------------------------------------------  ------------  ----------    -------------------------  --------------------
Invesco European Small Company Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009          April 30, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009          April 30, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009          April 30, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009          April 30, 2013

Invesco Global Core Equity Fund
           Class A Shares                   Contractual      1.25%             May 23, 2011          June 30, 2013
           Class B Shares                   Contractual      1.52%(8)          May 23, 2011          June 30, 2013
           Class C Shares                   Contractual      2.00%             May 23, 2011          June 30, 2013
           Class R Shares                   Contractual      1.50%             May 23, 2011          June 30, 2013
           Class Y Shares                   Contractual      1.00%             May 23, 2011          June 30, 2013
           Institutional Class Shares       Contractual      1.00%             May 23, 2011          June 30, 2013

Invesco International Small Company Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009          April 30, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009          April 30, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009          April 30, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009          April 30, 2013
           Institutional Class Shares       Contractual      2.00%             July 1, 2009          April 30, 2013

Invesco Small Cap Equity Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          April 30, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009          April 30, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009          April 30, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009          April 30, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009          April 30, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Balanced-Risk Retirement 2020
Fund(2)
           Class A Shares                   Contractual      0.25%           November 4, 2009        April 30, 2013
           Class A5 Shares                  Contractual      0.25%          February 12, 2010        April 30, 2013
           Class B Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C5 Shares                  Contractual      1.00%          February 12, 2010        April 30, 2013
           Class R Shares                   Contractual      0.50%           November 4, 2009        April 30, 2013
           Class R5 Shares                  Contractual      0.50%          February 12, 2010        April 30, 2013
           Class Y Shares                   Contractual      0.00%           November 4, 2009        April 30, 2013
           Institutional Class Shares       Contractual      0.00%           November 4, 2009        April 30, 2013

Invesco Balanced-Risk Retirement 2030
Fund(3)
           Class A Shares                   Contractual      0.25%           November 4, 2009        April 30, 2013
           Class A5 Shares                  Contractual      0.25%          February 12, 2010        April 30, 2013
           Class B Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C5 Shares                  Contractual      1.00%          February 12, 2010        April 30, 2013
           Class R Shares                   Contractual      0.50%           November 4, 2009        April 30, 2013
           Class R5 Shares                  Contractual      0.50%          February 12, 2010        April 30, 2013
           Class Y Shares                   Contractual      0.00%           November 4, 2009        April 30, 2013
           Institutional Class Shares       Contractual      0.00%           November 4, 2009        April 30, 2013

Invesco Balanced-Risk Retirement 2040
Fund(4)
           Class A Shares                   Contractual      0.25%           November 4, 2009        April 30, 2013
           Class A5 Shares                  Contractual      0.25%          February 12, 2010        April 30, 2013
           Class B Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C5 Shares                  Contractual      1.00%          February 12, 2010        April 30, 2013
           Class R Shares                   Contractual      0.50%           November 4, 2009        April 30, 2013
           Class R5 Shares                  Contractual      0.50%          February 12, 2010        April 30, 2013
           Class Y Shares                   Contractual      0.00%           November 4, 2009        April 30, 2013
           Institutional Class Shares       Contractual      0.00%           November 4, 2009        April 30, 2013

Invesco Balanced-Risk Retirement 2050
Fund(5)
           Class A Shares                   Contractual      0.25%           November 4, 2009        April 30, 2013
           Class A5 Shares                  Contractual      0.25%          February 12, 2010        April 30, 2013
           Class B Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C5 Shares                  Contractual      1.00%          February 12, 2010        April 30, 2013
           Class R Shares                   Contractual      0.50%           November 4, 2009        April 30, 2013
           Class R5 Shares                  Contractual      0.50%          February 12, 2010        April 30, 2013
           Class Y Shares                   Contractual      0.00%           November 4, 2009        April 30, 2013
           Institutional Class Shares       Contractual      0.00%           November 4, 2009        April 30, 2013

Invesco Balanced-Risk Retirement Now
Fund(6)
           Class A Shares                   Contractual      0.25%           November 4, 2009        April 30, 2013
           Class A5 Shares                  Contractual      0.25%          February 12, 2010        April 30, 2013
           Class B Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C Shares                   Contractual      1.00%           November 4, 2009        April 30, 2013
           Class C5 Shares                  Contractual      1.00%          February 12, 2010        April 30, 2013
           Class R Shares                   Contractual      0.50%           November 4, 2009        April 30, 2013
           Class R5 Shares                  Contractual      0.50%          February 12, 2010        April 30, 2013
           Class Y Shares                   Contractual      0.00%           November 4, 2009        April 30, 2013
           Institutional Class Shares       Contractual      0.00%           November 4, 2009        April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF           EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT                DATE
------------------------------------------  ------------  ----------    -------------------------  --------------------
Invesco Convertible Securities Fund
           Class A Shares                   Contractual      1.11%             May 23, 2011          June 30, 2012
           Class B Shares                   Contractual      1.86%             May 23, 2011          June 30, 2012
           Class C Shares                   Contractual      1.86%             May 23, 2011          June 30, 2012
           Class Y Shares                   Contractual      0.86%             May 23, 2011          June 30, 2012
           Institutional Class Shares       Contractual      0.86%             May 23, 2011          June 30, 2012

Invesco Global Quantitative Core Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009          April 30, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009          April 30, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009          April 30, 2013
           Class R Shares                   Contractual      2.50%             July 1, 2009          April 30, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009          April 30, 2013
           Institutional Class Shares       Contractual      2.00%             July 1, 2009          April 30, 2013

Invesco Growth Allocation Fund
           Class A Shares                   Contractual      0.37%             June 6, 2011          June 30, 2012
           Class B Shares                   Contractual      1.12%             June 6, 2011          June 30, 2012
           Class C Shares                   Contractual      1.12%             June 6, 2011          June 30, 2012
           Class R Shares                   Contractual      0.62%             June 6, 2011          June 30, 2012
           Class S Shares                   Contractual      0.27%             June 6, 2011          June 30, 2012
           Class Y Shares                   Contractual      0.12%             June 6, 2011          June 30, 2012
           Institutional Class Shares       Contractual      0.12%             June 6, 2011          June 30, 2012

Invesco Income Allocation Fund
           Class A Shares                   Contractual      0.25%              May 1, 2012          April 30, 2013
           Class B Shares                   Contractual      1.00%              May 1, 2012          April 30, 2013
           Class C Shares                   Contractual      1.00%              May 1, 2012          April 30, 2013
           Class R Shares                   Contractual      0.50%              May 1, 2012          April 30, 2013
           Class Y Shares                   Contractual      0.00%              May 1, 2012          April 30, 2013
           Institutional Class Shares       Contractual      0.00%              May 1, 2012          April 30, 2013

Invesco International Allocation Fund
           Class A Shares                   Contractual      0.43%             July 1, 2009          April 30, 2012
           Class B Shares                   Contractual      1.18%             July 1, 2009          April 30, 2012
           Class C Shares                   Contractual      1.18%             July 1, 2009          April 30, 2012
           Class R Shares                   Contractual      0.68%             July 1, 2009          April 30, 2012
           Class Y Shares                   Contractual      0.18%             July 1, 2009          April 30, 2012
           Institutional Class Shares       Contractual      0.18%             July 1, 2009          April 30, 2012

Invesco Mid Cap Core Equity Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          April 30, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009          April 30, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009          April 30, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009          April 30, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009          April 30, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          April 30, 2013

Invesco Moderate Allocation Fund
           Class A Shares                   Contractual      0.37%             July 1, 2009          June 30, 2012
           Class B Shares                   Contractual      1.12%             July 1, 2009          June 30, 2012
           Class C Shares                   Contractual      1.12%             July 1, 2009          June 30, 2012
           Class R Shares                   Contractual      0.62%             July 1, 2009          June 30, 2012
           Class S Shares                   Contractual      0.27%          September 25, 2009       June 30, 2012
           Class Y Shares                   Contractual      0.12%             July 1, 2009          June 30, 2012
           Institutional Class Shares       Contractual      0.12%             July 1, 2009          June 30, 2012

Invesco Conservative Allocation Fund
           Class A Shares                   Contractual      0.39%             July 1, 2009          June 30, 2012
           Class B Shares                   Contractual      1.14%             July 1, 2009          June 30, 2012
           Class C Shares                   Contractual      1.14%             July 1, 2009          June 30, 2012
           Class R Shares                   Contractual      0.64%             July 1, 2009          June 30, 2012
           Class S Shares                   Contractual      0.29%             June 6, 2011          June 30, 2012
           Class Y Shares                   Contractual      0.14%             July 1, 2009          June 30, 2012
           Institutional Class Shares       Contractual      0.14%             July 1, 2009          June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Small Cap Growth Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          April 30, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009          April 30, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009          April 30, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009          April 30, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009          April 30, 2013
           Investor Class Shares            Contractual      2.00%             July 1, 2009          April 30, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          April 30, 2013

Invesco Van Kampen Leaders Fund
           Class A Shares                   Contractual      0.50%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      1.25%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      1.25%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      0.25%          February 12, 2010        June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund
           Class A Shares                   Contractual      0.96%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      1.71%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      1.71%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      0.71%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      0.71%          February 12, 2010        June 30, 2012

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF           EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT                DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Asia Pacific Growth Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009         February 28, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009         February 28, 2013

Invesco European Growth Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009         February 28, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class R Shares                   Contractual      2.50%             July 1, 2009         February 28, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009         February 28, 2013
           Investor Class Shares            Contractual      2.25%             July 1, 2009         February 28, 2013

Invesco Global Growth Fund
           Class A Shares                   Contractual      1.32%          December 19, 2011       December 31, 2012
           Class B Shares                   Contractual      2.07%          December 19, 2011       December 31, 2012
           Class C Shares                   Contractual      2.07%          December 19, 2011       December 31, 2012
           Class Y Shares                   Contractual      1.07%          December 19, 2011       December 31, 2012
           Institutional Class Shares       Contractual      1.07%          December 19, 2011       December 31, 2012

Invesco Global Small & Mid Cap Growth Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009         February 28, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009         February 28, 2013
           Institutional Class Shares       Contractual      2.00%             July 1, 2009         February 28, 2013

Invesco International Core Equity Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009         February 28, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009         February 28, 2013
           Class R Shares                   Contractual      2.50%             July 1, 2009         February 28, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009         February 28, 2013
           Investor Class Shares            Contractual      2.25%             July 1, 2009         February 28, 2013
           Institutional Class Shares       Contractual      2.00%             July 1, 2009         February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco International Growth Fund
           Class A Shares                   Contractual      1.40%             May 23, 2011           June 30, 2013
           Class B Shares                   Contractual      2.15%             May 23, 2011           June 30, 2013
           Class C Shares                   Contractual      2.15%             May 23, 2011           June 30, 2013
           Class R Shares                   Contractual      1.65%             May 23, 2011           June 30, 2013
           Class Y Shares                   Contractual      1.15%             May 23, 2011           June 30, 2013
           Institutional Class Shares       Contractual      1.15%             May 23, 2011           June 30, 2013

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Balanced-Risk Allocation Fund(7)
           Class A Shares                   Contractual      1.04%           November 4, 2009      February 28, 2012
           Class B Shares                   Contractual      1.79%           November 4, 2009      February 28, 2012
           Class C Shares                   Contractual      1.79%           November 4, 2009      February 28, 2012
           Class R Shares                   Contractual      1.29%           November 4, 2009      February 28, 2012
           Class Y Shares                   Contractual      0.79%           November 4, 2009      February 28, 2012
           Institutional Class Shares       Contractual      0.79%           November 4, 2009      February 28, 2012

Invesco Balanced-Risk Commodity Strategy
Fund(10)
           Class A Shares                   Contractual      1.22%          November 29, 2010      February 28, 2013
           Class B Shares                   Contractual      1.97%          November 29, 2010      February 28, 2013
           Class C Shares                   Contractual      1.97%          November 29, 2010      February 28, 2013
           Class R Shares                   Contractual      1.47%          November 29, 2010      February 28, 2013
           Class Y Shares                   Contractual      0.97%          November 29, 2010      February 28, 2013
           Institutional Class Shares       Contractual      0.97%          November 29, 2010      February 28, 2013

Invesco China Fund
           Class A Shares                   Contractual      2.25%             July 1, 2009        February 28, 2013
           Class B Shares                   Contractual      3.00%             July 1, 2009        February 28, 2013
           Class C Shares                   Contractual      3.00%             July 1, 2009        February 28, 2013
           Class Y Shares                   Contractual      2.00%             July 1, 2009        February 28, 2013
           Institutional Class Shares       Contractual      2.00%             July 1, 2009        February 28, 2013

Invesco Commodities Strategy Fund(11)
           Class A Shares                   Contractual      1.25%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      2.00%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      2.00%          February 12, 2010        June 30, 2012
           Class R Shares                   Contractual      1.50%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      1.00%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      1.00%          February 12, 2010        June 30, 2012

Invesco Developing Markets Fund
           Class A Shares                   Contractual      2.10%             May 23, 2011          June 30, 2012
           Class B Shares                   Contractual      2.85%             May 23, 2011          June 30, 2012
           Class C Shares                   Contractual      2.85%             May 23, 2011          June 30, 2012
           Class Y Shares                   Contractual      1.85%             May 23, 2011          June 30, 2012
           Institutional Class Shares       Contractual      1.85%             May 23, 2011          June 30, 2012

Invesco Emerging Markets Equity Fund
           Class A Shares                   Contractual      1.85%             May 11, 2011        February 28, 2013
           Class C Shares                   Contractual      2.60%             May 11, 2011        February 28, 2013
           Class R Shares                   Contractual      2.10%             May 11, 2011        February 28, 2013
           Class Y Shares                   Contractual      1.60%             May 11, 2011        February 28, 2013
           Institutional Class Shares       Contractual      1.60%             May 11, 2011        February 28, 2013

Invesco Emerging Market Local Currency
Debt Fund
           Class A Shares                   Contractual      1.24%            June 14, 2010        February 28, 2013
           Class B Shares                   Contractual      1.99%            June 14, 2010        February 28, 2013
           Class C Shares                   Contractual      1.99%            June 14, 2010        February 28, 2013
           Class R Shares                   Contractual      1.49%            June 14, 2010        February 28, 2013
           Class Y Shares                   Contractual      0.99%            June 14, 2010        February 28, 2013
           Institutional Class Shares       Contractual      0.99%            June 14, 2010        February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Endeavor Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009        February 28, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009        February 28, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009        February 28, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009        February 28, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009        February 28, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009        February 28, 2013

Invesco Global Health Care Fund
           Class A Shares                   Contractual      1.65%             May 23, 2011          June 30, 2012
           Class B Shares                   Contractual      2.40%             May 23, 2011          June 30, 2012
           Class C Shares                   Contractual      2.40%             May 23, 2011          June 30, 2012
           Class Y Shares                   Contractual      1.40%             May 23, 2011          June 30, 2012
           Investor Class Shares            Contractual      1.65%             May 23, 2011          June 30, 2012

Invesco International Total Return Fund
           Class A Shares                   Contractual      1.10%            March 31, 2006       February 28, 2013
           Class B Shares                   Contractual      1.85%            March 31, 2006       February 28, 2013
           Class C Shares                   Contractual      1.85%            March 31, 2006       February 28, 2013
           Class Y Shares                   Contractual      0.85%           October 3, 2008       February 28, 2013
           Institutional Class Shares       Contractual      0.85%            March 31, 2006       February 28, 2013

Invesco Pacific Growth Fund
           Class A Shares                   Contractual      1.88%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      2.63%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      2.63%          February 12, 2010        June 30, 2012
           Class R Shares                   Contractual      2.13%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      1.63%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      1.63%             May 23, 2011          June 30, 2012

Invesco Premium Income Fund
           Class A Shares                   Contractual      0.89%          December 13, 2011      February 28, 2013
           Class C Shares                   Contractual      1.64%          December 13, 2011      February 28, 2013
           Class R Shares                   Contractual      1.14%          December 13, 2011      February 28, 2013
           Class Y Shares                   Contractual      0.64%          December 13, 2011      February 28, 2013
           Institutional Class Shares       Contractual      0.64%          December 13, 2011      February 28, 2013

Invesco Small Companies Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009        February 28, 2013
           Class B Shares                   Contractual      2.75%             July 1, 2009        February 28, 2013
           Class C Shares                   Contractual      2.75%             July 1, 2009        February 28, 2013
           Class R Shares                   Contractual      2.25%             July 1, 2009        February 28, 2013
           Class Y Shares                   Contractual      1.75%             July 1, 2009        February 28, 2013
           Institutional Class Shares       Contractual      1.75%             July 1, 2009        February 28, 2013

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Dynamics Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          June 30, 2012
           Class B Shares                   Contractual      2.75%             July 1, 2009          June 30, 2012
           Class C Shares                   Contractual      2.75%             July 1, 2009          June 30, 2012
           Class R Shares                   Contractual      2.25%             July 1, 2009          June 30, 2012
           Class Y Shares                   Contractual      1.75%             July 1, 2009          June 30, 2012
           Investor Class Shares            Contractual      2.00%             July 1, 2009          June 30, 2012
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          June 30, 2012

Invesco Global Real Estate Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009          June 30, 2012
           Class B Shares                   Contractual      2.75%             July 1, 2009          June 30, 2012
           Class C Shares                   Contractual      2.75%             July 1, 2009          June 30, 2012
           Class R Shares                   Contractual      2.25%             July 1, 2009          June 30, 2012
           Class Y Shares                   Contractual      1.75%             July 1, 2009          June 30, 2012
           Institutional Class Shares       Contractual      1.75%             July 1, 2009          June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco High Yield Fund
           Class A Shares                   Contractual      0.89%             June 6, 2011          June 30, 2013
           Class B Shares                   Contractual      1.64%             June 6, 2011          June 30, 2013
           Class C Shares                   Contractual      1.64%             June 6, 2011          June 30, 2013
           Class Y Shares                   Contractual      0.64%             June 6, 2011          June 30, 2013
           Investor Class Shares            Contractual      0.89%             June 6, 2011          June 30, 2013
           Institutional Class Shares       Contractual      0.64%             June 6, 2011          June 30, 2013

Invesco High Yield Securities Fund
           Class A Shares                   Contractual      2.13%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      2.63%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      2.73%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      1.88%          February 12, 2010        June 30, 2012

Invesco Municipal Bond Fund
           Class A Shares                   Contractual      0.70%             July 1, 2011          June 30, 2012
           Class B Shares                   Contractual      1.45%             July 1, 2011          June 30, 2012
           Class C Shares                   Contractual      1.45%             July 1, 2011          June 30, 2012
           Class Y Shares                   Contractual      0.45%             July 1, 2011          June 30, 2012
           Investor Class Shares            Contractual      0.70%             July 1, 2011          June 30, 2012

Invesco Real Estate Fund
           Class A Shares                   Contractual      1.55%             May 23, 2011          June 30, 2012
           Class B Shares                   Contractual      2.30%             May 23, 2011          June 30, 2012
           Class C Shares                   Contractual      2.30%             May 23, 2011          June 30, 2012
           Class R Shares                   Contractual      1.80%             May 23, 2011          June 30, 2012
           Class Y Shares                   Contractual      1.30%             May 23, 2011          June 30, 2012
           Investor Class Shares            Contractual      1.55%             May 23, 2011          June 30, 2012
           Institutional Class Shares       Contractual      1.30%             May 23, 2011          June 30, 2012

Invesco Short Term Bond Fund
           Class A Shares                   Contractual      0.56%             June 6, 2011          June 30, 2013
           Class C Shares                   Contractual      0.91%(8)         March 4, 2009          June 30, 2013
           Class R Shares                   Contractual      0.91%            March 4, 2009          June 30, 2013
           Class Y Shares                   Contractual      0.41%            March 4, 2009          June 30, 2013
           Institutional Class Shares       Contractual      0.41%            March 4, 2009          June 30, 2013

Invesco U.S. Government Fund
           Class A Shares                   Contractual      1.03%             June 6, 2011          June 30, 2012
           Class B Shares                   Contractual      1.78%             June 6, 2011          June 30, 2012
           Class C Shares                   Contractual      1.78%             June 6, 2011          June 30, 2012
           Class R Shares                   Contractual      1.28%             June 6, 2011          June 30, 2012
           Class Y Shares                   Contractual      0.78%             June 6, 2011          June 30, 2012
           Investor Class Shares            Contractual      1.03%             June 6, 2011          June 30, 2012
           Institutional Class Shares       Contractual      0.78%             June 6, 3011          June 30, 2012

Invesco Van Kampen Corporate Bond Fund
           Class A Shares                   Contractual      0.95%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      1.29%(8)          June 6, 2011          June 30, 2012
           Class C Shares                   Contractual      1.65%(8)          June 6, 2011          June 30, 2012
           Class R Shares                   Contractual      1.20%             June 6, 2011          June 30, 2012
           Class Y Shares                   Contractual      0.70%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      0.70%          February 12, 2010        June 30, 2012

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Energy Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009         August 31, 2012
           Class B Shares                   Contractual      2.75%             July 1, 2009         August 31, 2012
           Class C Shares                   Contractual      2.75%             July 1, 2009         August 31, 2012
           Class Y Shares                   Contractual      1.75%             July 1, 2009         August 31, 2012
           Investor Class Shares            Contractual      2.00%             July 1, 2009         August 31, 2012
           Institutional Class Shares       Contractual      1.75%             July 1, 2009         August 31, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Gold & Precious Metals Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009         August 31, 2012
           Class B Shares                   Contractual      2.75%             July 1, 2009         August 31, 2012
           Class C Shares                   Contractual      2.75%             July 1, 2009         August 31, 2012
           Class Y Shares                   Contractual      1.75%             July 1, 2009         August 31, 2012
           Investor Class Shares            Contractual      2.00%             July 1, 2009         August 31, 2012

Invesco Leisure Fund
           Class A Shares                   Contractual      2.00%             July 1, 2009         August 31, 2012
           Class B Shares                   Contractual      2.75%             July 1, 2009         August 31, 2012
           Class C Shares                   Contractual      2.75%             July 1, 2009         August 31, 2012
           Class R Shares                   Contractual      2.25%             July 1, 2009         August 31, 2012
           Class Y Shares                   Contractual      1.75%             July 1, 2009         August 31, 2012
           Investor Class Shares            Contractual      2.00%             July 1, 2009         August 31, 2012

Invesco Technology Fund
           Class A Shares                   Contractual      1.76%             May 23, 2011          June 30, 2012
           Class B Shares                   Contractual      2.51%             May 23, 2011          June 30, 2012
           Class C Shares                   Contractual      2.51%             May 23, 2011          June 30, 2012
           Class Y Shares                   Contractual      1.51%             May 23, 2011          June 30, 2012
           Investor Class Shares            Contractual      1.76%             May 23, 2011          June 30, 2012
           Institutional Class Shares       Contractual      1.51%             May 23, 2011          June 30, 2012

Invesco Technology Sector Fund
           Class A Shares                   Contractual      2.00%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      2.75%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      2.75%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      1.75%          February 12, 2010        June 30, 2012

Invesco Utilities Fund
           Class A Shares                   Contractual      1.32%             May 23, 2011          June 30, 2013
           Class B Shares                   Contractual      2.07%             May 23, 2011          June 30, 2013
           Class C Shares                   Contractual      2.07%             May 23, 2011          June 30, 2013
           Class Y Shares                   Contractual      1.07%             May 23, 2011          June 30, 2013
           Investor Class Shares            Contractual      1.32%             May 23, 2011          June 30, 2013
           Institutional Class Shares       Contractual      1.07%             May 23, 2011          June 30, 2013

Invesco Van Kampen American Value Fund
           Class A Shares                   Contractual      1.41%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      1.65%(8)          May 23, 2011          June 30, 2012
           Class C Shares                   Contractual      2.16%          February 12, 2010        June 30, 2012
           Class R Shares                   Contractual      1.66%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      1.16%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      1.16%          February 12, 2010        June 30, 2012

Invesco Van Kampen Comstock Fund
           Class A Shares                   Contractual      0.89%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      1.64%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      1.64%          February 12, 2010        June 30, 2012
           Class R Shares                   Contractual      1.14%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      0.64%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      0.64%          February 12, 2010        June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund
           Class A Shares                   Contractual      1.40%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      2.15%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      2.15%          February 12, 2010        June 30, 2012
           Class R Shares                   Contractual      1.65%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      1.15%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      1.15%          February 12, 2010        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Van Kampen Small Cap Value Fund
           Class A Shares                   Contractual      1.03%             May 23, 2011          June 30, 2012
           Class B Shares                   Contractual      1.40%(8)          May 23, 2011          June 30, 2012
           Class C Shares                   Contractual      1.78%             May 23, 2011          June 30, 2012
           Class Y Shares                   Contractual      0.78%             May 23, 2011          June 30, 2012

Van Kampen Value Opportunities Fund
           Class A Shares                   Contractual      1.41%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      2.16%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      2.16%          February 12, 2010        June 30, 2012
           Class R Shares                   Contractual      1.66%             May 23, 2011          June 30, 2012
           Class Y Shares                   Contractual      1.16%          February 12, 2010        June 30, 2012
           Institutional Class Shares       Contractual      1.16%             May 23, 2011          June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                            CONTRACTUAL/   EXPENSE          EFFECTIVE DATE OF          EXPIRATION
FUND                                         VOLUNTARY    LIMITATION          CURRENT LIMIT               DATE
------------------------------------------  ------------  ----------    -------------------------  -------------------
Invesco Van Kampen High Yield Municipal
Fund
           Class A Shares                   Contractual      0.87%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      1.62%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      1.62%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      0.62%          February 12, 2010        June 30, 2012

Invesco Van Kampen Intermediate Term
Municipal Income Fund
           Class A Shares                   Contractual      0.75%             June 6, 2011          June 30, 2013
           Class B Shares                   Contractual      1.50%             June 6, 2011          June 30, 2013
           Class C Shares                   Contractual      1.50%             June 6, 2011          June 30, 2013
           Class Y Shares                   Contractual      0.50%             June 6, 2011          June 30, 2013

Invesco Van Kampen Municipal Income Fund
           Class A Shares                   Contractual      0.83%             June 6, 2011          June 30, 2013
           Class B Shares                   Contractual      1.58%             June 6, 2011          June 30, 2013
           Class C Shares                   Contractual      1.58%             June 6, 2011          June 30, 2013
           Class Y Shares                   Contractual      0.58%             June 6, 2011          June 30, 2013

Invesco Van Kampen New York Tax Free
Income Fund
           Class A Shares                   Contractual      0.78%          February 12, 2010        June 30, 2012
           Class B Shares                   Contractual      1.53%          February 12, 2010        June 30, 2012
           Class C Shares                   Contractual      1.53%          February 12, 2010        June 30, 2012
           Class Y Shares                   Contractual      0.53%          February 12, 2010        June 30, 2012

----------
(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

                                                            as of April 30, 2012

(6) Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                            as of April 30, 2012

              EXHIBIT "B" -- INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                            CONTRACTUAL/   EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
------------------------------------------  ------------  ----------    -------------------  -----------------

Government & Agency Portfolio
     Cash Management Class                  Contractual         0.22%(2)    July 1, 2009     December 31, 2012
     Corporate Class                        Contractual         0.17%       July 1, 2009     December 31, 2012
     Institutional Class                    Contractual         0.14%       July 1, 2009     December 31, 2012
     Personal Investment Class              Contractual         0.69%(2)    July 1, 2009     December 31, 2012
     Private Investment Class               Contractual         0.44%(2)    July 1, 2009     December 31, 2012
     Reserve Class                          Contractual         1.01%(2)    July 1, 2009     December 31, 2012
     Resource Class                         Contractual         0.30%(2)    July 1, 2009     December 31, 2012

Government TaxAdvantage Portfolio
     Cash Management Class                  Contractual         0.22%(2)    July 1, 2009     December 31, 2012
     Corporate Class                        Contractual         0.17%       July 1, 2009     December 31, 2012
     Institutional Class                    Contractual         0.14%       July 1, 2009     December 31, 2012
     Personal Investment Class              Contractual         0.69%(2)    July 1, 2009     December 31, 2012
     Private Investment Class               Contractual         0.39%(2)    July 1, 2009     December 31, 2012
     Reserve Class                          Contractual         1.01%(2)    July 1, 2009     December 31, 2012
     Resource Class                         Contractual         0.30%(2)    July 1, 2009     December 31, 2012

Liquid Assets Portfolio
     Cash Management Class                  Contractual         0.22%(2)    July 1, 2009     December 31, 2012
     Corporate Class                        Contractual         0.17%       July 1, 2009     December 31, 2012
     Institutional Class                    Contractual         0.14%       July 1, 2009     December 31, 2012
     Personal Investment Class              Contractual         0.69%(2)    July 1, 2009     December 31, 2012
     Private Investment Class               Contractual         0.44%(2)    July 1, 2009     December 31, 2012
     Reserve Class                          Contractual         1.01%(2)    July 1, 2009     December 31, 2012
     Resource Class                         Contractual         0.34%       July 1, 2009     December 31, 2012

STIC Prime Portfolio
     Cash Management Class                  Contractual         0.22%(2)    July 1, 2009     December 31, 2012
     Corporate Class                        Contractual         0.17%       July 1, 2009     December 31, 2012
     Institutional Class                    Contractual         0.14%       July 1, 2009     December 31, 2012
     Personal Investment Class              Contractual         0.69%(2)    July 1, 2009     December 31, 2012
     Private Investment Class               Contractual         0.44%(2)    July 1, 2009     December 31, 2012
     Reserve Class                          Contractual         1.01%(2)    July 1, 2009     December 31, 2012
     Resource Class                         Contractual         0.30%(2)    July 1, 2009     December 31, 2012

Tax-Free Cash Reserve Portfolio(3)
     Cash Management Class                  Contractual         0.33%(2)    July 1, 2009     December 31, 2012
     Corporate Class                        Contractual         0.28%       July 1, 2009     December 31, 2012
     Institutional Class                    Contractual         0.25%       July 1, 2009     December 31, 2012
     Personal Investment Class              Contractual         0.80%(2)    July 1, 2009     December 31, 2012
     Private Investment Class               Contractual         0.50%(2)    July 1, 2009     December 31, 2012
     Reserve Class                          Contractual         1.12%(2)    July 1, 2009     December 31, 2012
     Resource Class                         Contractual         0.41%(2)    July 1, 2009     December 31, 2012

Treasury Portfolio
     Cash Management Class                  Contractual         0.22%(2)    July 1, 2009     December 31, 2012
     Corporate Class                        Contractual         0.17%       July 1, 2009     December 31, 2012
     Institutional Class                    Contractual         0.14%       July 1, 2009     December 31, 2012
     Personal Investment Class              Contractual         0.69%(2)    July 1, 2009     December 31, 2012
     Private Investment Class               Contractual         0.44%(2)    July 1, 2009     December 31, 2012
     Reserve Class                          Contractual         1.01%(2)    July 1, 2009     December 31, 2012
     Resource Class                         Contractual         0.30%(2)    July 1, 2009     December 31, 2012

----------
(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                            as of April 30, 2012

                     EXHIBIT "C" -- VARIABLE INSURANCE FUNDS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                          VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
-------------------------------------------  ------------  ----------  -------------------   -------------------
Invesco V.I. Balanced-Risk Allocation
Fund(1)
     Series I Shares                         Contractual     0.72%       January 1, 2012      June 30, 2013
     Series II Shares                        Contractual     0.97%       January 1, 2012      June 30, 2013

Invesco V.I. Core Equity Fund
     Series I Shares                         Contractual     1.30%       January 1, 2005     April 30, 2013
     Series II Shares                        Contractual     1.45%       January 1, 2005     April 30, 2013

Invesco V.I. Diversified Dividend Fund
     Series I Shares                         Contractual     0.77%         July 1, 2012      April 30, 2013
     Series II Shares                        Contractual     1.02%         July 1, 2012      April 30, 2013

Invesco V.I. Diversified Income Fund
     Series I Shares                         Contractual     0.75%         July 1, 2005      April 30, 2013
     Series II Shares                        Contractual     1.00%         July 1, 2005      April 30, 2013

Invesco V.I. Equally-Weighted S&P 500 Fund
     Series I Shares                         Contractual     0.37%      February 12, 2010     June 30, 2012
     Series II Shares                        Contractual     0.62%      February 12, 2010     June 30, 2012

Invesco V.I. Global Health Care Fund
     Series I Shares                         Contractual     1.30%        April 30, 2004     April 30, 2013
     Series II Shares                        Contractual     1.45%        April 30, 2004     April 30, 2013

Invesco V.I. Global Real Estate Fund
     Series I Shares                         Contractual     1.30%        April 30, 2004     April 30, 2013
     Series II Shares                        Contractual     1.45%        April 30, 2004     April 30, 2013

Invesco V.I. Government Securities Fund
     Series I Shares                         Contractual     0.70%         July 1, 2012      April 30, 2013
     Series II Shares                        Contractual     0.95%         July 1, 2012      April 30, 2013

Invesco V.I. High Yield Fund
     Series I Shares                         Contractual     0.80%         May 2, 2011        June 30, 2013
     Series II Shares                        Contractual     1.05%         May 2, 2011        June 30, 2013

Invesco V.I. High Yield Securities Fund
     Series I Shares                         Contractual     1.75%      February 12, 2010     June 30, 2012
     Series II Shares                        Contractual     2.00%      February 12, 2010     June 30, 2012

----------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                            as of April 30, 2012

                                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                          VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
-------------------------------------------  ------------  ----------  -------------------   -------------------
Invesco V.I. International Growth Fund
     Series I Shares                         Contractual     1.11%         May 2, 2011        June 30, 2012
     Series II Shares                        Contractual     1.36%         May 2, 2011        June 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
     Series I Shares                         Contractual     1.30%      September 10, 2001   April 30, 2013
     Series II Shares                        Contractual     1.45%      September 10, 2001   April 30, 2013

Invesco V.I. Money Market Fund
     Series I Shares                         Contractual     1.30%       January 1, 2005     April 30, 2013
     Series II Shares                        Contractual     1.45%       January 1, 2005     April 30, 2013

Invesco V.I. S&P 500 Index Fund
     Series I Shares                         Contractual     0.28%      February 12, 2010     June 30, 2012
     Series II Shares                        Contractual     0.53%      February 12, 2010     June 30, 2012

Invesco V.I. Small Cap Equity Fund
     Series I Shares                         Contractual     1.15%         July 1, 2005      April 30, 2013
     Series II Shares                        Contractual     1.40%         July 1, 2005      April 30, 2013

Invesco V.I. Technology Fund
     Series I Shares                         Contractual     1.30%        April 30, 2004     April 30, 2013
     Series II Shares                        Contractual     1.45%        April 30, 2004     April 30, 2013

Invesco V.I. Utilities Fund
     Series I Shares                         Contractual     0.93%      September 23, 2005   April 30, 2012
     Series II Shares                        Contractual     1.18%      September 23, 2005   April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund
     Series I Share                          Contractual     0.94%         July 1, 2012      April 30, 2013
     Series II Shares                        Contractual     1.19%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Comstock Fund
     Series I Shares                         Contractual     0.72%         July 1, 2012      April 30, 2013
     Series II Shares                        Contractual     0.97%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Equity and Income
Fund
     Series I Shares                         Contractual     0.70%      February 12, 2010     June 30, 2012
     Series II Shares                        Contractual     0.75%(2)   February 12, 2010     June 30, 2012

Invesco V.I. Global Core Equity Fund
     Series I Shares                         Contractual     0.94%         May 2, 2011        June 30, 2012
     Series II Shares                        Contractual     1.19%         May 2, 2011        June 30, 2012

                                                            as of April 30, 2012

                                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                          VOLUNTARY    LIMITATION    CURRENT LIMIT           DATE
-------------------------------------------  ------------  ----------  -------------------   -------------------
Invesco Van Kampen V.I. Growth and Income
Fund
     Series I Shares                         Contractual     0.72%         July 1, 2012      April 30, 2013
     Series II Shares                        Contractual     0.97%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Mid Cap Growth Fund
     Series I Shares                         Contractual     1.01%      February 12, 2010     June 30, 2012
     Series II Shares                        Contractual     1.26%      February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund
     Series I Shares                         Contractual     1.18%      February 12, 2010     June 30, 2012
     Series II Shares                        Contractual     1.28%(2)   February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Value Opportunities
Fund
     Series I Shares                         Contractual     1.30%       January 1, 2005     April 30, 2013
     Series II Shares                        Contractual     1.45%       January 1, 2005     April 30, 2013

----------
(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                            as of April 30, 2012

                       EXHIBIT "D" -- CLOSED-END FUNDS(1)

                    INVESCO CALIFORNIA MUNICIPAL INCOME TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco California Municipal Income Trust   Contractual     0.67%       June 1, 2010     June 30, 2012

                     INVESCO CALIFORNIA MUNICIPAL SECURITIES

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco California Municipal Securities     Contractual     0.70%       June 1, 2010     June 30, 2012

                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco California Quality Municipal
Securities                                  Contractual     0.70%       June 1, 2010     June 30, 2012

                    INVESCO HIGH YIELD INVESTMENTS FUND, INC.

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco High Yield Investments Fund, Inc.   Contractual     0.98%       June 1, 2010     June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Municipal Income Opportunities
Trust                                       Contractual     0.73%       June 1, 2010     June 30, 2012

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Municipal Income Opportunities
Trust II                                    Contractual     0.73%       June 1, 2010     June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Municipal Income Opportunities
Trust III                                   Contractual     0.84%       June 1, 2010     June 30, 2012

                                                            as of April 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT  LIMIT        DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Municipal Premium Income Trust      Contractual     1.03%       June 1, 2010     June 30, 2012

                  INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco New York Quality Municipal
Securities                                  Contractual     0.80%       June 1, 2010     June 30, 2012

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Quality Municipal Income Trust      Contractual     0.70%       June 1, 2010     June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Quality Municipal Investment Trust  Contractual     0.70%       June 1, 2010     June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Quality Municipal Securities        Contractual     0.66%       June 1, 2010     June 30, 2012

                       INVESCO VALUE MUNICIPAL BOND TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Value Municipal Bond Trust          Contractual     1.00%       June 1, 2010     June 30, 2012

                      INVESCO VALUE MUNICIPAL INCOME TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Value Municipal Income Trust        Contractual     0.64%       June 1, 2010     June 30, 2012

                                                            as of April 30, 2012

                       INVESCO VALUE MUNICIPAL SECURITIES

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Value Municipal Securities          Contractual     0.54%       June 1, 2010     June 30, 2012

                          INVESCO VALUE MUNICIPAL TRUST

                                            CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT  LIMIT        DATE
------------------------------------------  ------------  ----------  -----------------  -------------
Invesco Value Municipal Trust               Contractual     0.66%       June 1, 2010     June 30, 2012

----------------
(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.